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                                                                    Exhibit 10.4



                                                                  Execution Copy










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                           REFERENCE AGENCY AGREEMENT


                           Dated as of July 15, 1998



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                           REFERENCE AGENCY AGREEMENT


     REFERENCE AGENCY AGREEMENT, dated as of July 15, 1998 among AerCo Limited, a Jersey limited liability company (the "Issuer"); Bankers Trust Company, a New York banking corporation ("Bankers Trust"), not in its individual capacity but solely in its capacities as Trustee (the "Trustee") under the Indenture, dated as of the date hereof (the "Indenture"), among the Issuer and Bankers Trust, as Trustee; Bankers Trust, in its capacity as reference agent (the "Reference Agent"); and GPA Administrative Services Limited in its capacity as administrative agent (the "Administrative Agent") pursuant to the Administrative Agency Agreement, dated as of the date hereof, among the Issuer, GPA Group plc, as guarantor, the Administrative Agent and the subsidiaries of the Issuer as specified therein.


                              W I T N E S S E T H:

     WHEREAS, on the date hereof, pursuant to the terms of the Indenture, the Issuer is issuing and selling six separate subclasses of notes: the Subclass A-1 Notes, the Subclass A-2 Notes, the Subclass B-1 Notes, the Subclass C-1 Notes, the Subclass D-1 Notes and the Subclass E-1 Notes (such notes of the Issuer being, collectively, the "Initial Notes");

     WHEREAS, from time to time, the Issuer may issue additional subclasses of notes (the "Issuer Additional Notes" and, together with the Initial Notes, the "Notes");

     WHEREAS, the Subclass A-1 Notes, the Subclass A-2 Notes, the Subclass B-1 Notes and the Subclass C-1 Notes are, and certain subclasses of Issuer Additional Notes may be, entitled to receive interest at floating rates, which will be determined in accordance with Section 6 hereof (all such subclasses of Notes, collectively, the "Floating Rate Notes");

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

     SECTION 1.01. Definitions. Unless otherwise defined herein, all capitalized terms used but not defined herein have the meanings assigned to such terms in the Indenture.

     SECTION 1.02. Construction and Usage. The conventions of construction and usage set forth in the Indenture are incorporated by reference herein.


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     SECTION 2.  Appointment of Reference Agent.  The Issuer hereby appoints
Bankers Trust as the Reference Agent, and Bankers Trust hereby accepts such appointment and agrees to perform the duties and obligations of Reference Agent set forth in Section 6.

     SECTION 3. Status of Reference Agent. Any acts taken by the Reference Agent under this Agreement or in connection with any Floating Rate Note, including the calculation of any interest rate for such Floating Rate Note, shall be deemed to have been taken by the Reference Agent solely in its capacity as an agent acting on behalf of the Issuer and shall not create or imply any obligation to, or any agency, fiduciary or trust relationship with, any of the owners or holders of the Floating Rate Notes.

     SECTION 4. Reference Agent Fees and Expenses. In consideration of the Reference Agent's performance of the services provided for under this Agreement, the Issuer shall pay to the Reference Agent an annual fee set forth under a separate agreement between the Issuer and Bankers Trust. In addition, the Issuer shall reimburse the Reference Agent for all reasonable out-of-pocket expenses, disbursements and advances (including reasonable legal fees and expenses) incurred or made by the Reference Agent from time to time in connection with the services rendered by it under this Agreement, except any expenses, disbursements, or advances attributable to its negligence or wilful misconduct.

     SECTION 5. Rights and Liabilities of Reference Agent. In the absence of negligence or wilful misconduct on the part of the Reference Agent, its directors, officers, employees and agents, such persons may conclusively rely, as to the truth of the statements expressed in, and shall be fully protected and shall incur no liability for, or in respect of, any action taken, omitted to be taken, or suffered to be taken by it, in reliance upon, any written order, instruction, notice, request, direction, statement, certificate, consent, report, affidavit or other instrument, paper, document or communication, reasonably believed by it in good faith to be genuine, from the Issuer or the Administrative Agent on behalf of the Issuer and conforming to the requirements of this Agreement. Any written order, instruction, notice, request, direction, statement, certificate, consent, report, affidavit or other instrument, paper, document or communication from the Issuer or the Administrative Agent or given by it and sent, delivered or directed to the Reference Agent under, pursuant to, or as permitted by, any provision of this Agreement shall be sufficient for purposes of this Agreement if such written order, instruction, notice, request, direction, statement, certificate, consent, report, affidavit or other instrument, paper, document or communication is in writing and signed by any Signatory Trustee of the Issuer or by the Administrative Agent, as the case may be. The Reference Agent may consult with counsel satisfactory to it and the advice (to be confirmed in writing) or opinion of such counsel shall constitute full and complete authorization and protection of the Reference Agent with respect to any action taken, omitted to be taken, or suffered to be taken by it hereunder in good faith and in accordance with and in reliance upon the advice to be confirmed in writing or opinion of such counsel. The Reference Agent shall not be liable for any error resulting from use of or reliance on a source or publication required to be used under



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Section 6 to the extent such use of or reliance on such source or publication is contemplated by Section 6. No party shall be liable for any default resulting from force majeure.

     SECTION 6. Duties of Reference Agent. (a) The duties and obligations of the Reference Agent shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Reference Agent. Subject to their duty to act without negligence, neither the Reference Agent nor its directors, officers, employees and agents guarantee the correctness or completeness of any data or other information furnished hereunder.

     (b) For the purpose of calculating the rate of interest payable on any subclass of Floating Rate Notes, the Reference Agent shall determine LIBOR (a) for the period beginning on (and including) the relevant Closing Date and ending on (but excluding) the first Payment Date (the "initial Interest Accrual Period"), on the date that is two Business Days before such Closing Date, and
(b) for each Interest Accrual Period following the initial Interest Accrual Period, on the relevant Reference Date, in each case on the basis of a 360-day year and the actual number of days elapsed in such Interest Accrual Period.
The Reference Agent shall determine LIBOR in accordance with the following provisions:

           (i) On each Reference Date, the Reference Agent will determine LIBOR as the per annum offered rate for deposits in U.S. dollars for a period of one month that appears on the display designated as page 3750 on the Telerate Monitor (or such other page or service as may replace it for the purpose of displaying LIBOR of major banks for U.S. dollar deposits) at approximately 11:00 a.m. (London time).

           (ii) If the offered LIBOR rate so appearing is replaced by the corresponding rates of more than one bank, then paragraph (i) above shall be applied, with any necessary consequential changes, to the arithmetic mean of the rates (being at least two) which so appear, as determined by the Reference Agent. If for any other reason such offered rate does not so appear or if the relevant page is unavailable, the Reference Agent will request that each of the banks whose offered rates would have been used for the purposes of the relevant page if the event leading to the application of this sentence had not happened or any duly appointed substitute reference bank acting in each case through its principal London office (the "Reference Banks"), to provide the Reference Agent with its offered quotation to prime banks for dollar deposits in London for the next Interest Accrual Period concerned as at 11:00 a.m. (London time) on the applicable Reference Date. The floating rate of interest for such Interest Accrual Period for each subclass of Floating Rate Notes shall be the aggregate of the arithmetic mean of such quotations (or of such of them, being at least two, as are so provided), as determined by the Reference Agent, plus the applicable interest rate spread over LIBOR as set forth in the Indenture, plus Step-Up Interest, if applicable.


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           (iii) If, on any Reference Date, only one or none of the Reference
      Banks provides such quotation, the floating rate of interest for the next Interest Accrual Period for each subclass of Floating Rate Notes shall be the rate per annum which the Reference Agent determines to be the aggregate of the arithmetic mean of the U.S. dollar lending rates which New York City banks selected by the Reference Agent are quoting on the relevant Reference Date to leading European banks for loans in London for the next Interest Accrual Period, plus the applicable interest rate spread over LIBOR as set forth in the Indenture, plus, if applicable, any Step-up Interest, except that, if the banks so selected by the Reference Agent are not quoting as mentioned above, the applicable rate of interest shall be the floating rate of interest in effect for the last preceding Interest Accrual Period for such subclass of Floating Rate Notes.

     (c) As soon as practicable after 11:00 A.M. London time on each Reference Date, the Reference Agent will calculate the interest rate for each subclass of Floating Rate Notes and calculate the amount of interest payable on the relevant Payment Date in respect of each subclass of Floating Rate Notes. The interest amount for each subclass of Floating Rate Notes shall be calculated by the Reference Agent by multiplying the rate of interest for such subclass for the relevant Interest Accrual Period by the estimated Outstanding Principal Balance of such subclass of Floating Rate Notes on the first day of such Interest Accrual Period and by multiplying the product by the actual number of days in such Interest Accrual Period divided by 360 and rounding the resulting amount to the nearest cent (with half a cent being rounded upward). The Reference Agent's determination of LIBOR, the interest rate and the interest amount for each subclass of Floating Rate Notes (in the absence of negligence, wilful default, bad faith or manifest error) shall be conclusive and binding upon all parties.

     (d) As promptly as is practicable after the determination thereof, the Reference Agent shall give notice of the applicable LIBOR, the Payment Date, the interest rate for each subclass of Floating Rate Notes for the relevant Interest Accrual Period and the amount of interest on each subclass of Floating Rate Notes to the Issuer, the Listing Agent, the Luxembourg Stock Exchange, the Trustee and the Administrative Agent.

     (e) If the Reference Agent does not determine the interest rate for any subclass of Floating Rate Notes or calculate the amount of interest on any subclass of Floating Rate Notes for any Interest Accrual Period in accordance with the provisions of Section 6(b) hereof by the end of the relevant Reference Date, the Administrative Agent will determine such rate of interest or calculate such interest amount in accordance with the provisions described above, and each such determination or calculation shall be deemed to have been made by the Reference Agent.

     SECTION 7. Amendment of the Floating Rate Notes. The Issuer shall deliver to the Reference Agent, at least ten Business Days prior to the effective date of any amendment of the payment terms of the Floating Rate Notes, written notice of such


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amendment describing the terms of such amendment in reasonable detail, and a certification by the Issuer that such amendment is in compliance with the terms of the Indenture.

     SECTION 8. Ownership of Notes. The Reference Agent, its officers, directors, employees and shareholders may become the owners of or acquire any interest in any Notes, with the same rights that it or they would have if it were not the Reference Agent, and may engage or be interested in any financial or other transaction with the Issuer as freely as if it were not the Reference Agent.

     SECTION 9.  Term; Termination, Resignation or Removal of Reference Agent.
(a) This Agreement shall have a noncancellable term commencing on July 15, 1998 and expiring on July 15, 2023 During such term, this Agreement shall not be terminable by any party hereto except as expressly provided in Section 9(b).

     (b) The Reference Agent may at any time resign by giving written notice to the Issuer, the Trustee and the Administrative Agent, specifying therein the date on which its desired resignation shall become effective; provided that such notice shall be given no less than 30 days prior to said effective date unless the Reference Agent, the Issuer, the Trustee and the Administrative Agent otherwise agree in writing. The Issuer may remove the Reference Agent at any time by giving written notice to the Reference Agent and to the holders of the Floating Rate Notes and specifying the effective date of such removal, which shall be at least 30 days after the date of notice; provided, however, that no resignation by or removal of the Reference Agent shall become effective prior to the date of appointment by the Issuer, as provided in Section 10, of a successor reference agent and the acceptance of such appointment by such successor reference agent; and provided, further, that in the event that an instrument of acceptance by a successor reference agent shall not have been delivered pursuant to Section 10 within 90 days after the giving of such notice of resignation or removal, the Reference Agent may petition any court of competent jurisdiction for the appointment of a successor reference agent with respect to the Floating Rate Notes. The provisions of Sections 5, 11 and 14 hereof shall remain in effect following termination of this Agreement or the earlier resignation or removal of the Reference Agent.

     SECTION 10. Appointment of Successor Reference Agent. In the event of the resignation by or removal of the Reference Agent pursuant to Section 9, the Issuer shall promptly appoint a successor reference agent. Any successor reference agent appointed by the Issuer following resignation by or removal of the Reference Agent pursuant to the provisions of Section 9 shall execute and deliver to the original Reference Agent, the Issuer, the Trustee and the Administrative Agent an instrument accepting such appointment. Thereupon, such successor reference agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, immunities, duties and obligations of the Reference Agent and with like effect as if originally named as Reference Agent hereunder, and the original Reference Agent shall thereupon be obligated to transfer and deliver such relevant records or copies thereof maintained by the Reference Agent in connection with the performance of its obligations hereunder. The Issuer shall notify the


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Rating Agencies of any resignation by or removal of the Reference Agent under
Section 9 and of the appointment of and acceptance by any successor Reference Agent pursuant to this Section 10.

     SECTION 11. Indemnification. The Issuer shall indemnify and hold harmless the Reference Agent, its directors, officers, employees and agents from and against any and all actions, claims, damages, liabilities, judgments, losses, costs, charges and expenses (including reasonable legal fees and expenses) relating to or arising out of actions or omissions from actions in any capacity hereunder, except actions, claims, damages, liabilities, judgments, losses, costs, charges and expenses caused by the negligence or wilful misconduct of the Reference Agent, its directors, officers, employees or agents. The Reference Agent shall be indemnified and held harmless by the Issuer for any error resulting from use of or reliance on a source or publication required to be used under Section 6. The Reference Agent shall be indemnified and held harmless by the Issuer for, or in respect of, any actions taken, omitted to be taken or suffered to be taken in good faith by the Reference Agent in reliance upon (a) advice to be confirmed in writing or opinion of counsel or (b) a written instruction from the Issuer or the Administrative Agent.

     SECTION 12. Merger, Consolidation or Sale of Business by Reference Agent. Any corporation into which the Reference Agent may be merged or consolidated or any corporation resulting from any merger or consolidation to which the Reference Agent may be a party, or any corporation to which the Reference Agent may sell or otherwise transfer all or substantially all of its assets and corporation trust business, shall, to the extent permitted by applicable law, become the Reference Agent under this Agreement without the execution or filing of any paper or any further act by the parties hereto. The Reference Agent shall give notice in writing to the Issuer, the Trustee and the Administrative Agent of any such merger, consolidation or sale.

     SECTION 13. Restrictions on Exercise of Certain Rights. The Reference Agent hereby agrees with the Issuer that it shall not take any steps for the purpose of procuring the appointment of an administrative receiver or the making of an administrative order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding up, liquidation, composition or any like proceedings under the laws of Jersey or any other jurisdiction in respect of the Issuer or in respect of any of its properties or liabilities.

     SECTION 14. Miscellaneous. (a) If there should develop any conflict between the Reference Agent and any other Person relating to the rights or obligations of the Reference Agent in connection with calculation of the interest rate on any subclass of Floating Rate Notes, the terms of this Agreement shall govern such rights and obligations.

     (b) The Reference Agent agrees to cooperate with the Issuer and its agents, including the Administrative Agent, and their respective trustees or directors and officers, including by providing such information as may reasonably be requested to permit



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the Issuer or such authorized agents to monitor the Reference Agent's compliance with its obligations under this Agreement.

     (c) No party to this Agreement shall assign or delegate or otherwise subcontract this Agreement or all or any part of its rights or obligations hereunder to any Person without the prior written consent of the Issuer.

     (d) THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (e) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.



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     IN WITNESS WHEREOF, this Agreement has been entered into on the 15th day of July, 1998.

                                     AERCO LIMITED


                                     By  /s/ Frederick W. Bradley, Jr.
                                         -----------------------------------
                                         Name:  Frederick W. Bradley, Jr.
                                         Title: Director



                                     BANKERS TRUST COMPANY, not in its
                                       individual capacity, but solely as
                                       Trustee and Reference Agent


                                     By  /s/ Craig M. Kantor
                                         ---------------------------------
                                         Name:  Craig M. Kantor
                                         Title: Vice President


                                     SIGNED AND SEALED AND DELIVERED
                                     for and on behalf of       [SEAL]

                                     GPA ADMINISTRATIVE SERVICES LIMITED, as
                                     Administrative Agent


                                     By  /s/       ?
                                         ---------------------------------
                                         Its duly authorized attorney in fact
                                         in the presence of:


                                         /s/ Ann H. Wagner
                                         ---------------------------------